EXHIBIT 32.1

Kesselring Holding Corporation
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

In connection with the quarterly report of Kesselring Holding Corporation (the "Company") on Form 10-Q for the quarter ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth Craig, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 17, 2009	By:	/s/ Kenneth Craig
Kenneth Craig
Chief Executive Officer